Exhibit 24.1
INSPERITY, INC.
Power of Attorney
    WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s 2012 Incentive Plan, as amended and restated effective June 16, 2017, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);
    NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, Douglas S. Sharp, and Daniel D. Herink and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 25th day of October, 2017.

                                By: /s/ Timothy T. Clifford
                                 Timothy T. Clifford

INSPERITY, INC.
Power of Attorney
    WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s 2012 Incentive Plan, as amended and restated effective June 16, 2017, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);
    NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, Douglas S. Sharp, and Daniel D. Herink and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 23rd day of October, 2017.

                                By: /s/ Carol R. Kaufman
                                 Carol R. Kaufman

INSPERITY, INC.
Power of Attorney
    WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s 2012 Incentive Plan, as amended and restated effective June 16, 2017, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);
    NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, Douglas S. Sharp, and Daniel D. Herink and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 23rd day of October, 2017.

                                By: /s/ Norman R. Sorensen
                                 Norman R. Sorensen

INSPERITY, INC.
Power of Attorney
    WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s 2012 Incentive Plan, as amended and restated effective June 16, 2017, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);
    NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, Douglas S. Sharp, and Daniel D. Herink and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 31st day of October, 2017.

                                By: /s/ Ellen H. Masterson
                                 Ellen H. Masterson

INSPERITY, INC.
Power of Attorney
    WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s 2012 Incentive Plan, as amended and restated effective June 16, 2017, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);
    NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, Douglas S. Sharp, and Daniel D. Herink and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of October, 2017.

                                By: /s/ John M. Morphy
                                 John M. Morphy

INSPERITY, INC.
Power of Attorney
    WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s 2012 Incentive Plan, as amended and restated effective June 16, 2017, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);
    NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, Douglas S. Sharp, and Daniel D. Herink and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 24th day of October, 2017.

                                By: /s/ Austin P. Young
                                 Austin P. Young

INSPERITY, INC.
Power of Attorney
    WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s 2012 Incentive Plan, as amended and restated effective June 16, 2017, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);
    NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Paul J. Sarvadi, Douglas S. Sharp, and Daniel D. Herink and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 1st day of November, 2017.

                                By: /s/ Richard G. Rawson
                                 Richard G. Rawson

INSPERITY, INC.
Power of Attorney
    WHEREAS, INSPERITY, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Company’s 2012 Incentive Plan, as amended and restated effective June 16, 2017, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);
    NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint Douglas S. Sharp and Daniel D. Herink and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 1st day of November, 2017.

                                By: /s/ Paul J. Sarvadi
                                 Paul J. Sarvadi